SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2014

Avalanche International Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-179028	38-3841757
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5940 S. Rainbow Blvd., Las Vegas, NV 89118
(Address of principal executive offices)

Registrant’s telephone number, including area code: (888) 863-9490

2711 N. Sepulveda Blvd., Suite 323, Manhattan Beach, CA 90266 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry Into A Material Definitive Agreement

On May 14, 2014, we entered into an Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations (the “Agreement”) with our sole officer and director, John Pulos. Pursuant to the Agreement, we transferred all assets related to our crystallized glass tile business to Mr. Pulos. In exchange for this assignment of assets, Mr. Pulos agreed to assume and cancel all liabilities relating to our former crystallized glass tile business. As a result of the Agreement, we are no longer pursuing our former business plan.

SECTION 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

Also on May 14, 2014, and following the transaction described above, Mr. Pulos agreed to transfer 1,875,000 shares of his common stock to Philou Ventures, LLC. Mr. Pulos received proceeds of $150,000. The source of the consideration paid to Mr. Pulos was the existing funds of the purchaser. The sale of these shares was exempt from registration under Section 4(2) of the Securities Act.

In connection with the sale of his controlling interest in the company, Mr. Pulos appointed Phil Mansour as our new Director, President, Secretary, Treasurer, CEO, and CFO and then resigned from all officer and director positions, as discussed in Item 5.02, below.

There are no arrangements known to the company, the operation of which may, at a subsequent date, result in a change in control of the registrant.

Following the change in control and the officer and director resignation and appointments described in Item 5.02, below, the following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of May 15, 2014 by (1) all persons who are beneficial owners of 5% or more of our voting securities, (2) each director, (3) each executive officer, and (4) all directors and executive officers as a group. The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Except as otherwise indicated, all Shares are owned directly and the percentage shown is based on 2,535,000 shares of Common Stock issued and outstanding.

Title of class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class
Common	Philip E. Mansour 5940 S. Rainbow Blvd. Las Vegas, NV 89118	0	0.00%
	All Officers and Directors as a Group (one person)	0	0.00%
Common	Other 5% owners
	Phil Venture, LLC (1) 109 East 17th Street, Suite 25 Cheyenne, WY 82001	1,875,000	73.96%

(1) Guillermo D. Jalil is the Manager of Philou Ventures, LLC and, in that capacity, has the authority to direct voting and investment decisions with regard to stock.

Other than the shareholders listed above, we know of no other person who is the beneficial owner of more than five percent (5%) of our common stock.

Except as superseded or updated by the disclosures set forth in this Current Report, all other information required Item 5.01(a)(8) of Form 8-K may be found in the Company’s Quarterly Report on Form 10-Q filed April 14, 2014, in the Company’s Annual Report on Form 10-K filed February 28, 2014, and in the Company’s Registration Statement on Form S-1/A filed March 27, 2012, each of which is incorporated herein by reference as permitted by Item 5.01(a)(8) of Form 8-K.

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 15, 2014, the board of directors appointed Philip E. Mansour as our new Director, President, Secretary, Treasurer, CEO, and CFO.

Following these appointments, the board accepted the resignation of John Pulos as our former sole officer and director. There was no known disagreement with Mr. Pulos regarding our operations, policies, or practices.

Philip E. Mansour is our newly appointed President, Secretary, Treasurer, Chief Executive Officer, Chief Financial Officer, and Director. Since 2007, Mr. Mansour has worked as a consultant focusing on business development, enterprise technology, strategic planning, organizational change management, emerging technology development, organizational efficiency, and executive coaching with a strong focus on emerging technologies. Mr. Mansour’s clients come from a wide variety of industries, including pharmaceuticals, health care, medical devices, energy, and media development. He has substantial experience leading start-up operations and multi-billion dollar organizations, as well as working with and introducing process controls both regulated (FDA, ISO, etc.) and as well as those which are not mandated. From January of 2004 to September of 2006, Mr. Mansour served as Vice President for Strategic Initiatives and CTO at Compass Learning. From 1994 to 2002, he was Vice President of Product Development at Pearson Education. From 1992 to 1994, Mr. Mansour was Director of Research and Technology at Jostens Learning Corporation. From 1984 - 1994 he served in a variety of key technology roles within Jostens Learning Corporation and one of its acquisitions, Hartley Courseware.  Mr. Mansour holds an MBA Certificate from Tulane University.

Our newly-appointed officer and director has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years. At this time, we do not have a written employment agreement or other formal compensation agreement with Mr. Mansour.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Following the transactions described above, our corporate offices have been moved and our phone number has changed. Our new office address and phone number is:

5940 S. Rainbow Blvd.

Las Vegas, NV 89118

Phone: (888) 863-9490

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avalanche International Corp.

/s/ Phil Mansour

Phil Mansour

President and Chief Executive Officer

Date: May 19, 2014

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